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                                                                    EXHIBIT 10.3



                               [OPIC LETTERHEAD]


                                        December 11, 1997

Mr. Jon A. DeLuca
Chief Financial Officer
Allied Capital Corporation
1666 K Street, N.W.
9th Floor
Washington, DC 20006

Dear Jon:

           Per your request dated December 5, 1997, the Overseas Private Investment Corporation (OPIC) has reviewed your request to allow Allied Capital Corporation (ACC) to merge with and into Allied Capital Lending Corporation on December 31, 1997 (Merger). Under Section 7.04(c) of the Loan Agreement between ACC and OPIC dated April 10, 1995, ACC is prohibited from merging with any other Person.

           Upon review of the Merger transaction, OPIC is granting permission to ACC to merge with and into Allied Capital Lending Corporation effective December 31, 1997. OPIC will further review the Loan Agreement to determine if other changes are required in light of the Merger.


                                                  Yours sincerely,

                                                  /s/ AUSTIN J. BELTON

                                                  Austin J. Belton
                                                  Investment Funds Manager